Exhibit 10.1

WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AND SECURITY AGREEMENT

THIS WAIVER AND SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this "Amendment") dated as of May 3, 2016, is made by and among the BORROWERS party hereto (the "Borrowers"), the GUARANTORS party hereto (the "Guarantors"), the financial institutions party hereto as LENDERS (collectively, "Lenders" and each individually a "Lender"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), as agent for the Lenders (PNC, in such capacity, "Agent"), and J.P. MORGAN EUROPE LIMITED ("JPM Europe"), as European agent for the Lenders (JPM Europe, in such capacity, the "European Agent").
WITNESSETH:
WHEREAS, the Borrowers, the Guarantors, the Lenders, the Agent and the European Agent are parties to that certain Amended and Restated Revolving Credit and Security Agreement, dated as of September 30, 2015, as amended by First Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of February 16, 2016, by an among the Borrowers, the Guarantors, the Lenders party thereto, and the Agent (as so amended, the "Credit Agreement"); and
WHEREAS, the Borrowers and the Guarantors have requested the Lenders to make certain amendments and other accommodations to the Credit Agreement as more fully set forth herein. The Lenders have agreed to such amendments and accommodations, subject to the terms and conditions set forth in this Amendment.
NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1.Recitals. The foregoing recitals are incorporated herein by reference.
2.    Defined Terms. Capitalized terms not otherwise defined in this Amendment have the meanings given to them in the Credit Agreement.
3.    Waiver. Pursuant to Section 7.11 [Leases] of the Credit Agreement, the Loan Parties agreed, among other things, that they would not enter as lessee into any lease arrangement for real or personal property, if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $8,000,000 in any one fiscal year. The Loan Parties have advised the Agent that the aggregate annual rental payments for all leased property for the fiscal year ended December 31, 2015 exceeded the limitation set forth in Section 7.11 of the Credit Agreement (the "Lease Payment Overage"). As a result of the Lease Payment Overage, an Event of Default has occurred under Section 10.5 [Noncompliance] of the Credit Agreement (the "Lease Payment Default"). The Loan Parties have requested that the Agent and the Lenders waive the Lease Payment Default. Subject to the terms and conditions hereof, the Agent and the Lenders hereby waive the Lease Payment Default. The foregoing waiver is limited to the Lease Payment Default and does not constitute a waiver of any other Event of Default or indicate an agreement on the part of the Agent or the Lenders to grant any such waiver in the future.
4.    Amendment of Section 7.11 – Leases. Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:
7.11    Leases. Enter as lessee into any lease arrangement for real or personal property (unless capitalized and permitted under Section 7.6 hereof or entered into in connection with a Sale and Leaseback Transaction permitted pursuant to clause (D) of the definition of Permitted Dispositions) if after giving effect thereto, aggregate annual rental payments for all leased property would exceed $25,000,000 in any one fiscal year in the aggregate for all Loan Parties and their Subsidiaries.
5.    Amendment of Section 7.7(d) – Dividends. Section 7.7(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(d)    repurchases, redemptions or reductions in number of shares issued (including, by utilization of the "net share" concept) by the Company of any Equity Interests in the Company made in connection with (I) the surrender of shares by employees to (x) facilitate the payment by such employees of the taxes associated with compensation received by such employees under the Company's stock-based compensation plans and, (y) to satisfy the purchase price of non-qualified stock options, in an amount not to exceed $1,000,000 in the aggregate (for both (x) and (y)) in any fiscal year and (II) the deduction by the Company, of a portion of restricted stock previously (i.e. prior to the date of the deduction) granted to employees under the Company's stock-based compensation plans to facilitate the payment by such employees of the taxes associated with the vesting of such restricted stock; provided, in each case, that prior to and after giving effect to such repurchases, redemptions or reductions no Default or Event of Default exists or is continuing;
6.    Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Agent of the following items, each in form and content satisfactory to the Agent:
(a)    the Agent shall have received this Amendment, duly executed by a duly authorized officer of each of the Loan Parties, each of the applicable Required Lenders and the Agent;
(b)    no Potential Default or Event of Default shall have occurred; and
(c)    the Borrowers shall have paid all of Agent's costs and expenses (including Agent's attorneys' fees) incurred in connection with the preparation of this Amendment.

7.    Representations and Warranties. Each Borrower and each Guarantor covenants and agrees with and represents and warrants to the Agent, the European Agent and the Lenders as follows:
(a)    each Borrower's and each Guarantor's obligations under the Credit Agreement, as modified hereby, are and shall remain secured by the Collateral pursuant to the terms of the Credit Agreement and the Other Documents;
(b)    each Borrower and each Guarantor possesses all of the powers requisite for it to enter into and carry out the transactions referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the Other Documents and any other documents contemplated herein that are to be performed by such Borrower or such Guarantor; and that any and all actions required or necessary pursuant to such Borrower's or such Guarantor's organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by such Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement and the Other Documents, and that such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which such Borrower or such Guarantor is a party or by which such Borrower or such Guarantor or any of its properties are bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by such Borrower and/or such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the Other Documents and the transactions contemplated hereby and thereby have been obtained by such Borrower and such Guarantor and are in force and effect;
(c)    this Amendment, the Credit Agreement, and the Other Documents constitute the valid and legally binding obligations of each Borrower and each Guarantor, enforceable against such Borrower and such Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;
(d)    all representations and warranties made by each Borrower and each Guarantor in the Credit Agreement and the Other Documents are true and correct in all material respects as of the date hereof, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and each Borrower and each Guarantor has complied with all covenants and undertakings in the Credit Agreement and the Other Documents;
(e)    this Amendment is not a substitution, novation, discharge or release of any Borrower's or any Guarantor's obligations under the Credit Agreement or any of the Other Documents, all of which shall and are intended to remain in full force and effect;
(f)    no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the Other Documents; there exist no defenses, offsets, counterclaims or other claims with respect to any Borrower's or any Guarantor's obligations and liabilities under the Credit Agreement or any of the Other Documents; and

(g)    each Borrower and each Guarantor hereby ratifies and confirms in full its duties and obligations under the Credit Agreement, the Guaranty Agreement, and the Other Documents applicable to it, each as modified hereby.
8.    Reimbursement of Expenses. The Borrowers, jointly and severally, shall pay or cause to be paid to the Agent all costs and expenses accrued through the date hereof and the costs and expenses of the Agent including, without limitation, fees of the Agent's counsel in connection with this Amendment.
9.    Document References. As used in the Credit Agreement and each of the Other Documents, the terms "this Credit Agreement", "herein", "hereinafter", "hereto", "hereof", and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement as amended and modified by this Amendment. The term "Other Documents" as defined in the Credit Agreement shall include this Amendment.
10.    Integration. This Amendment, together with the Credit Agreement and the Other Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Amendment, each Borrower and each Guarantor acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by Agent or any Lender or any employee or agent of Agent or any Lender, except for the agreements of Agent and the Lenders set forth herein. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.
11.    Successors and Assigns. This Amendment shall apply to and be binding upon the Borrowers and the Guarantors in all respects and shall inure to the benefit of each of the other parties hereto and their respective successors and assigns, provided that none of the Borrowers nor the Guarantors may assign, transfer or delegate its duties and obligations hereunder. Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any Other Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the parties hereto.
12.    Severability. If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the Other Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit Agreement or the Other Documents shall not in any way be affected or impaired thereby, and this Amendment, the Credit Agreement and the Other Documents shall otherwise remain in full force and effect.
13.    Further Assurances. Each Borrower and each Guarantor agrees to execute such other and further documents and instruments as Agent may request to implement the provisions of this Amendment.
14.    Governing Law. This Amendment will be governed by the internal laws of the State of New York without reference to its conflicts of law principles.

15.    Waiver and Release. Each Borrower and each Guarantor, by signing below, hereby waives and releases Agent, the European Agent, Issuer and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any Borrower or any Guarantor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
16.    Counterparts; Electronically Delivered Signatures. This Amendment may be executed in any number of counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. Delivery of executed signature pages hereof by facsimile or other means of electronic transmission from one party to another shall constitute effective and binding execution and delivery thereof by such party. Any party that delivers its original counterpart signature to this amendment by facsimile transmission hereby covenants to deliver its original counterpart signature promptly thereafter to the Agent.
17.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
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[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO WAIVER AND AMENDMENT]

Each of the parties has signed this Amendment as of the day and year first above written.

US BORROWERS:
Invacare Corporation, an Ohio corporation By: /s/ Robert K. Gudbranson Name: Robert K. Gudbranson Title: Senior Vice President, Chief Financial Officer and Treasurer

Freedom Designs, Inc., a California corporation
Alber USA, LLC, an Ohio limited liability company
The Aftermarket Group, Inc., a Delaware corporation
Medbloc, Inc., a Delaware corporation

By: /s/ Robert K. Gudbranson
Name: Robert K. Gudbranson
Title: Vice President and Treasurer

Garden City Medical Inc., a Delaware corporation By: /s/ Robert K. Gudbranson Name: Robert K. Gudbranson Title: Treasurer
Invacare Continuing Care, Inc., a Missouri corporation By: /s/ Robert K. Gudbranson Name: Robert K. Gudbranson Title: Vice President

US GUARANTORS:

Adaptive Switch Laboratories, Inc., a Texas corporation
The Helixx Group, Inc., an Ohio corporation
Invacare Credit Corporation, an Ohio corporation
Invacare International Corporation, an Ohio corporation
Invacare Holdings, LLC, an Ohio limited liability company
Invacare Florida Holdings, LLC, a Delaware limited liability company
Invacare Florida Corporation, a Delaware corporation
Invamex Holdings LLC, a Delaware limited liability company

By: /s/ Robert K. Gudbranson
Name: Robert K. Gudbranson
Title: Vice President and Treasurer

Invacare Canadian Holdings, Inc., a Delaware corporation
Invacare Canadian Holdings, LLC, a Delaware limited liability company
Invacare Canada Finance, LLC, a Delaware limited liability company

By: /s/ Robert K. Gudbranson
Name: Robert K. Gudbranson
Title: President

CANADIAN BORROWERS:

Invacare Canada L.P., an Ontario limited partnership, by its general partner,
Invacare Canada General Partner Inc.
Carroll Healthcare L.P., an Ontario limited partnership, by its general partner,
Carroll Healthcare General Partner, Inc.
Motion Concepts L.P., an Ontario limited partnership, by its general partner,
Carroll Healthcare Inc.
Perpetual Motion Enterprises Limited, an Ontario corporation
By: /s/ Robert K. Gudbranson
Name: Robert Gudbranson
Title: Vice President and Treasurer

CANADIAN GUARANTORS:

Carroll Healthcare General Partner, Inc., an Ontario corporation
Carroll Healthcare Inc., an Ontario corporation
Invacare Canada General Partner Inc., a Canada corporation
By: /s/ Robert K. Gudbranson
Name: Robert Gudbranson
Title: Vice President and Treasurer

ENGLISH BORROWERS:
Invacare Limited, a company incorporated in England and Wales with company number 05178693 By: /s/ Theodore Vassiloudis Name: Theodore Vassiloudis Title: Director

ENGLISH GUARANTORS:
Invacare Limited, a company incorporated in England and Wales with company number 05178693 By: /s/ Theodore Vassiloudis Name: Theodore Vassiloudis Title: Director
Invacare UK Operations Limited, a company incorporated in England and Wales with company number 03281202 By: /s/ Theodore Vassiloudis Name: Theodore Vassiloudis Title: Director

FRENCH BORROWERS:
Invacare Poirier SAS By: /s/ Theodore Vassiloudis Name: Theodore Vassiloudis Title: President Duly Authorised

FRENCH GUARANTORS:
Invacare Poirier SAS By: /s/ Theodore Vassiloudis Name: Theodore Vassiloudis Title: President Duly Authorised
Invacare France Operations S.A.S. By: /s/ Theodore Vassiloudis Name: Theodore Vassiloudis Title: President Duly Authorised

PNC BANK, NATIONAL ASSOCIATION,
as Lender and as Agent
By: /s/ Todd Milenius
Name:    Todd Milenius
Title:    Vice President

KEYBANK NATIONAL ASSOCIATION,
as Lender
By: /s/ Jonathan Roe
Name:    Jonathan Roe
Title:    Vice President

JPMORGAN CHASE BANK, N.A.,
as Lender
By: /s/ Lisa A. Morrison
Name:    Lisa A. Morrison
Title:    Authorized Officer
J.P. MORGAN EUROPE LIMITED,
as Lender

By: /s/ Matthew Sparkes
Name:    Matthew Sparkes
Title:    Vice President

J.P. MORGAN EUROPE LIMITED,
as European Agent

By: /s/ Matthew Sparkes
Name: Matthew Sparkes
Title: Authorized Officer

CITIZENS BUSINESS CAPITAL, A DIVISION OF CITIZENS ASSET FINANCE, INC.,
as Lender
By: /s/ David Slattery
Name:    David Slattery
Title:    Vice President